Exhibit 10.9






















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                             KEY ENERGY GROUP, INC.

                             1995 Stock Option Plan




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                             KEY ENERGY GROUP, INC.

                             1995 STOCK OPTION PLAN


                                TABLE OF CONTENTS

                                                                          Page

1.   PURPOSE .............................................................. 1
2.   ADMINISTRATION OF THE PLAN ........................................... 1
3.   OPTION SHARES ........................................................ 2
4.   AUTHORITY TO GRANT OPTIONS ........................................... 2
5.   WRITTEN AGREEMENT .................................................... 2
6.   ELIGIBILITY .......................................................... 3
7.   OPTION PRICE ......................................................... 3
8.   DURATION OF OPTIONS .................................................. 4
9.   RESTRICTIONS ON EXERCISE OF OPTIONS, ETC.............................. 4
10.  EXERCISE OF OPTIONS .................................................. 4
11.  TRANSFERABILITY OF OPTIONS ........................................... 6
12.  TERMINATION OF EMPLOYMENT OR INVOLVEMENT
     OF OPTIONEE WITH THE COMPANY ......................................... 6
13.  REQUIREMENTS OF LAW................................................... 7
14.  NO RIGHTS AS STOCKHOLDER.............................................. 7
15.  EMPLOYMENT OBLIGATION ................................................ 8
16.  FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE....................... 8
17.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ........................... 9
18.  AMENDMENT OR TERMINATION OF PLAN .................................... 10
19.  CERTAIN RIGHTS OF THE COMPANY ....................................... 10
20.  EFFECTIVE DATE AND DURATION OF THE PLAN ............................. 11




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                             KEY ENERGY GROUP, INC.

                             1995 STOCK OPTION PLAN



         1. PURPOSE

         The purpose of this 1995 Stock Option Plan (the "Plan") is to encourage directors, consultants and key employees of Key Energy Group, Inc. (the
"Company") and its Subsidiaries (as hereinafter defined) to continue their association with the Company and its Subsidiaries, by providing opportunities for such persons to participate in the ownership of the Company and in its future growth through the granting of stock options (the "Options") which may be options designed to qualify as incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended [the "Code"]) ("an "ISO"), or options not intended to qualify for any special tax treatment under the Code (a "NQO"). The term "Subsidiary" as used in the Plan means a corporation or other business organization of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock.

         2.       ADMINISTRATION OF THE PLAN

                  (a) The Plan shall be administered by a committee (the "Committee") consisting of at least three (3) directors of the Company, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" within the meaning of
         Section 162(m) of the Code, and may include those directors of the Company who shall at any time and from time to time be serving as members of the Compensation Committee of the Board of Directors (the "Board"). The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and acts of the Committee at which a quorum is present, or acts consented to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. In the event that a vacancy on the Committee occurs on account of the resignation, removal or death of any member, a successor member shall be appointed by the Board.

                  (b) The Committee shall, from time to time, report to the Board the names of employees or other persons to whom Options are granted, the type of Options granted, the number of shares covered by each Option and the terms and conditions of each such Option.

                  (c) The Committee shall have the sole authority, in its absolute discretion, to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, and to continue and interpret the Plan, the rules and regulations, and the instruments evidencing Options and loans granted under the Plan and to make all other determinations deemed necessary

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         or advisable  for the administration  of  the  Plan.  Notwithstanding the foregoing, the Committee shall have no discretionary or interpretative power or authority with respect to any award under the Plan which would cause any non-employee director to fail to be a "disinterested person". All decisions, determinations and interpretations of the Committee shall be final, binding and conclusive on all Optionees.

         3.  OPTION SHARES

         The stock subject to Options under the Plan shall be shares of the Company's Common Stock, par value $.10 per share (the "Stock"). The total amount of the Stock with respect to which Options may be granted (the "Option Pool") shall not exceed in the aggregate 1,150,000 shares and the total amount of the Stock with respect to which Options may be granted to any single employee under the Plan shall not exceed in the aggregate 500,000 shares; provided, however, in each case such aggregate number of shares shall be subject to adjustment in accordance with the provisions of Section 17. In the event that any outstanding Option shall expire for any reason or shall terminate by reason of the death or severance of employment of the Optionee, the surrender of any such Option, or any other cause, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

         4.  AUTHORITY TO GRANT OPTIONS

         The Committee may determine, from time to time, which key employees of the Company or any Subsidiary or other persons shall be granted Options under the Plan, the terms of the Options (including without limitation whether an Option shall be an ISO or a NQO) and the number of shares which may be purchased under the Option or Options. Without limiting the generality of the foregoing, the Committee may from time to time grant: (a) to such eligible employees as it shall determine an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan which Option or Options will to the extent so designated at the time of grant constitute an ISO; and (b) to such eligible directors, employees or other persons as it shall determine an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan which Option or Options shall constitute a NQO. Subject only to any applicable limitations set forth elsewhere in the Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Committee.

         5.  WRITTEN AGREEMENT

         Each Option granted hereunder shall be for such number of shares of Common Stock, and otherwise subject to such terms and conditions, as the Committee shall determine and specify in a written option agreement (the "Option Agreement"), which may be substantially in the form of Option Agreement attached hereto as Exhibit 1 or such other form not inconsistent with the Plan as the Committee may determine. Each Option Agreement shall be signed by the Optionee and by the Chief Executive Officer or the Chief Financial Officer of the Company for and in the name and on behalf of the Company. An Option Agreement pertaining to an ISO shall contain the restriction on excercisability set forth in Section 9.

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         6.  ELIGIBILITY

         The individuals who shall be eligible for grant of Options under the Plan shall be key employees (including officers who may be members of the Board), directors who are neither employees nor members of the Committee and other individuals, whether or not employees, who render services of special importance to the management, operation or development of the Company or a Subsidiary, and who have contributed or may be expected to contribute materially to the success of the Company or a Subsidiary. An employee, director or other person to whom an Option has been granted pursuant to an Option Agreement is sometimes referred to herein as an "Optionee".

         7.  OPTION PRICE

         The price at which shares of Stock may be purchased pursuant to an Option shall be specified by the Committee at the time the Option is granted, but shall in no event be less than the par value of such shares and, in the case of an ISO, except as set forth in the following sentence, not less than one hundred percent (100%) of the fair market value of the Stock on the date the ISO is granted. In the case of an employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the price at which shares of Stock may be so purchased pursuant to an ISO shall be not less than one hundred and ten percent (110%) of the fair market value of the Stock on the date the ISO is granted.

         For purposes of the Plan, the "fair market value" of a share of Stock on any date specified herein, shall mean (a) the last reported sales price, regular way, or, in the event that no sale takes place on such date, the average of the reported closing bid and asked prices, regular way, in either case (i) as reported on the American Stock Exchange Composite Tape, or (ii) if the Stock is not listed or admitted to trading on the American Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading, or (iii) if not then listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System; or (b) if the Stock is not quoted on such National Market System, (i) the average of the closing bid and asked prices on such date in the over-the-counter market as reported by NASDAQ, or (ii) if bid and asked prices for such security on such date shall not have been reported through NASDAQ, the average of the bid and asked prices for such date as furnished by any American or New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Committee; or (c) if the Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair value thereof determined in good faith by the Committee as of a date which is within thirty (30) days of the date as of which the determination is to be made; provided, however, that any method of determining fair market value employed by the Committee with respect to an ISO shall be consistent with any applicable laws or regulations pertaining to "incentive stock options".

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         8.  DURATION OF OPTIONS

         The duration of any Option shall be specified by the Committee in the Option Agreement, but no ISO shall be exercisable after the expiration of ten
(10) years, and no NQO shall be exercisable after the expiration of ten (10) years and one (1) day, from the date such Option is granted. In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, no ISO shall be exercisable after the expiration of five (5) years from the date such Option is granted. The Committee, in its sole and absolute discretion, may extend any Option theretofore granted subject to the aforesaid limits and may provide that an Option shall be exercisable during its entire duration or during any lesser period of time.

         9.  RESTRICTIONS ON EXERCISE OF OPTIONS, ETC.

         Notwithstanding any other provision of the Plan, the aggregate fair market value (determined as of the time the Option is granted) of the Stock with respect to which ISOs may be exercisable for the first time by an Optionee during any calendar year (under the Plan or any other incentive stock option plan(s) of the Company or any Subsidiary) shall not exceed $100,000. Subject to the foregoing, each Option may be exercised so long as it is valid and outstanding from time to time, in part or as a whole, in such manner and subject to such conditions as the Committee, in its sole and absolute discretion, may provide in the Option Agreement.

         The Optionee shall notify the Company promptly in the event that he or she sells, transfers, exchanges or otherwise disposes of any shares of Stock issued upon exercise of an ISO before the later of (a) the second anniversary of the date of grant of the ISO, and (b) the first anniversary of the date the shares were issued upon his or her exercise of the ISO.

         The Committee may further restrict the exercise of any Option by prohibiting such exercise at any time during which and for such period of time as any Optionee is engaged in any activity determined by the Committee, after full consideration of the facts presented on behalf of the Company and the Optionee, to be detrimental to the best interests of the Company and its shareholders. The Committee shall notify the Optionee in writing of any such determination and of the scope and duration of any such restriction. If the Committee notifies an Optionee in writing that such Optionee is engaged in a detrimental activity and such Optionee has exercised or attempts to exercise an Option after such notification but prior to a decision of the Committee based on the full consideration of all facts presented on behalf of the Company and the Optionee, the Company shall not be required to recognize such exercise until the Committee has made its decision and, in the event any exercise shall have taken place, it shall be of no force and effect (and void ab initio) if the Committee makes an adverse determination; provided, however, that if the Committee finds in favor of the Optionee then the Optionee will be deemed to have exercised such Option as of the date he or she originally gave written notice of his or her attempt to exercise or actual exercise, as the case may be. The decision of the Committee as to the detrimental nature of the Optionee's activities shall be final, binding and conclusive.

         10.  EXERCISE OF OPTIONS

         Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by payment of the option price of such shares, which payment shall be made, subject to the alternative provisions of this Section, in cash or by such cash equivalents, payable to the order of the Company in an amount in United States dollars equal to the option price of such shares, as the Committee in its sole and absolute discretion shall consider acceptable. Such notice shall be delivered in person to the Secretary of the Company or shall be sent by registered mail, return receipt requested, to the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

         Alternatively, payment of the option price may be made, in whole or in part, in shares of Stock owned by the Optionee; provided, however, that the Optionee may not make payment in shares of Stock that he acquired upon the earlier exercise of any ISO (or other "incentive stock option"), unless and until he has held such shares until at least two (2) years after the date the ISO (or such other incentive stock option) was granted and at least one (1) year after the date the ISO (or such other option) was exercised. If payment is made in whole or in part in shares of Stock, then the Optionee shall deliver to the Company in payment of the option price of the shares with respect of which such Option is exercised (a) certificates registered in the name of such Optionee representing a number of shares of Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind, and having a fair market value on the date of delivery of such notice at least equal to the option price of the shares of Stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates; and (b) if the option price of the shares with respect to which such Option is to be exercised exceeds such fair market value, cash or such cash equivalents payable to the order to the Company, in an amount in United States dollars equal to the amount of such excess, as the Committee in its sole and absolute discretion shall consider acceptable. Notwithstanding the foregoing provisions of this Section, the Committee, in its sole and absolute discretion, may refuse to accept shares of Stock in payment of the option price of the shares of Stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock which were delivered to the Company with such written notice shall be returned to such Optionee together with notice by the Company to such Optionee of the refusal of the Committee to accept such shares of Stock. If the Option Agreement so provides, the Committee, in its discretion, may permit the Optionee to satisfy any requirement to provide the Company with an adequate sum to satisfy the Company's obligation, if any, to withhold any federal, state or local taxes arising from the Exercise Option by withholding shares of Stock to be delivered upon exercise of the Option.

         Alternatively, if the Option Agreement so permits, payment of the option price may be made in part by a promissory note (which may be substantially in the form of promissory note attached hereto as Exhibit 2 or such other form not inconsistent with the Plan as the Committee may determine) executed by the Optionee and containing the following terms and conditions (and such others as the Committee shall, in its sole and absolute discretion determine from time to time): (a) it shall be secured by the shares of Stock obtained upon exercise of the Option; (b) repayment shall be made on demand by the Company and, in any event, no later than three (3) years from the date of exercise; and (c) the note shall bear interest at an annual rate equal to the then applicable short-term federal rate, payable monthly by payroll deductions; provided, however, that notwithstanding the foregoing (i) an amount not less than the par value of the shares of Stock with respect to which the Option is being exercised must be paid in cash, cash equivalents, or shares of Stock in accordance with this Section, and (ii) the payment of such exercise price by promissory note does not violate any applicable laws or regulations, including, without limitation, Maryland corporate law or applicable margin lending rules. The decision as to whether to permit partial payment by a promissory note for shares of Stock to be issued upon exercise of any Option granted shall rest entirely in the sole and absolute discretion of the Committee.

         Alternatively, if the Option Agreement so permits, an NQO may be exercised by means of a "cashless exercise" procedure in which a broker (a)
transmits the option price to the Company in cash or acceptable cash equivalents, either (i) against the Optionee's irrevocable notice of exercise and irrevocable written instructions to the Company to (and the Company's confirmation to the broker that it will) deliver to the broker stock certificates issued in the name of the broker for at least that number of shares of Stock being issued pursuant to such irrevocable notice of exercise having a fair market value equal to the option price, or (ii) as the proceeds of a margin loan to the Optionee; or (b) agrees to pay the option price to the Company in cash or cash equivalents, payable to the order of the Company, as the Committee in its sole discretion shall consider acceptable, upon the broker's receipt from the Company of stock certificates issued in the name of the broker for at least that number of shares having a fair market value equal to the option price. The Optionee's written notice of exercise of an NQO pursuant to a "cashless exercise" procedure must include the name and address of the broker involved, a clear description of the procedure, and such other information or undertakings by the Optionee or the broker as the Committee may require in its sole discretion.

         As promptly as practicable after the receipt by the Company of (a) written notice from the Optionee setting forth the number of shares of Stock with respect to which such Option is to be exercised and (b) payment of the option price of such shares in the form required by the foregoing provisions of this Section, the Company shall cause to be delivered to such Optionee certificates representing the number of shares with respect to which such Option has been so exercised.

         11.  TRANSFERABILITY OF OPTIONS

         Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution and, during his or her lifetime, shall be exercisable only by the Optionee; provided, however, that, at the discretion of the Committee, an Optionee may be permitted to transfer Options that are NQO's solely to members of his or her immediate family or trusts or partnerships for the benefit of such persons by gift.

         12.  TERMINATION  OF  EMPLOYMENT  OR  INVOLVEMENT  OF OPTIONEE WITH THE
COMPANY

         For purposes of this Section, employment by or involvement with (in the case of an Optionee who is not an employee) a Subsidiary shall be considered employment by or involvement with the Company.

         Unless otherwise set forth in the Option Agreement: (a) after the Optionee's termination of employment with the Company, including his retirement in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option shall terminate on the earlier of the date of its expiration or three (3) months after the date of such termination or retirement; (b) if the holder of an Option dies before the date of expiration of such Option and while in the employ of the Company or during the three (3) month period described in the preceding sentence, or in the event of the retirement of the Optionee for reasons of disability (within the meaning of Section 22(e)(3) of the Code), such Option shall terminate on the earlier of such date of expiration or one (l) year following the date of such death or disability retirement; and (c) after the death of the Optionee, his or her executors, administrators or any persons to whom his or her Option may be transferred by will or by the laws of descent and distribution shall have the right at any time prior to such termination to exercise the Option to the extent to which the Optionee was entitled to exercise the Option on the date of his or her death.

         Authorized leave of absence or absence on military or government service shall not constitute severance of the employment relationship between the Company and the Optionee for purposes of the Plan, provided that either (a) such absence is for a period of no more than ninety (90) days or (b) the Employee's right to re-employment after such absence is guaranteed either by statute or by contract.

         13. REQUIREMENTS OF LAW

         The Company shall not be required to sell or issue any shares of Stock upon the exercise of any Option if the issuance of such shares shall constitute or result in a violation by the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities or "blue sky" law (a "Blue Sky Law"), upon exercise of any Option the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act and Blue Sky Laws or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration and compliance is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall not be obligated to take any action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant thereto to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable Blue Sky Law.

         Notwithstanding any other provision of the Plan to the contrary, the Company may refuse to permit transfer of shares of Stock or of any Option if in the opinion of its legal counsel such transfer would violate federal or state securities laws or subject the Company to liability thereunder. Any sale, assignment, transfer, pledge or other disposition of shares of Stock received upon exercise of any Option (or any other shares or securities derived therefrom) or of any Option which is not in accordance with the provisions of this Section shall be void and of no effect and shall not be recognized by the Company.

         Legend on Certificates. The Committee may cause any certificate representing shares of Stock acquired upon exercise of an Option (and any other shares or securities derived therefrom) to bear a legend to the effect that the securities represented by such certificate have not been registered under the Securities Act, as amended, or any applicable state securities laws, and may not be sold, assigned, transferred, pledged or otherwise disposed of except in accordance with the Plan and applicable agreements binding the holder and the Company or any of its stockholders.

         14.  NO RIGHTS AS STOCKHOLDER

         No Optionee shall have any rights as a stockholder with respect to shares covered by his or her Option until the date of issuance of a stock certificate for such shares; except as otherwise provided in Section 17, no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of such certificate.

         15.  EMPLOYMENT OBLIGATION

         The granting of any Option shall not impose upon the Company or any Subsidiary any obligation to employ or continue to employ any Optionee, or to engage or retain the services of any person, and the right of the Company or any Subsidiary to terminate the employment or services of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him or her. The existence of any Option shall not be taken into account in determining any damages relating to termination of employment or services for any reason.

         16.  FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE

         Notwithstanding any provision of the Plan to the contrary, if the Committee determines, after full consideration of the facts presented on behalf of the Company and an Optionee, that

                  (a) the  Optionee  has been  engaged  in fraud,  embezzlement, theft, commission of a felony or dishonesty in the course of his or her employment by or involvement with the Company or a Subsidiary, which damaged the Company or a Subsidiary, or has made unauthorized disclosure of trade secrets or other proprietary information of the Company or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary, or has materially breached any noncompetition covenant of the Optionee in favor of the Company or a Subsidiary, or

                  (b) the Optionee's employment or involvement was otherwise terminated for "cause," as defined in any employment agreement with the Optionee, if applicable, or if there is no such agreement, as determined by the Committee, which may determine that "cause"
         includes among other matters the failure or inability of the Optionee to perform and carry out his or her assigned duties and responsibilities diligently and in a manner satisfactory to the Committee,

then the Optionee's right to exercise an Option shall, except to the extent otherwise expressly provided in any Option Agreement or in a written employment agreement with the Optionee, terminate as of the date of such act (in the case of (a)) or such termination (in the case of (b)) and the Optionee shall forfeit all unexercised Options. If an Optionee whose behavior the Company asserts falls within the provisions of (a) or (b) above has exercised or attempts to exercise an Option prior to a decision of the Committee, the Company shall not be required to recognize such exercise until the Committee has made its decision and, in the event any exercise shall have taken place, it shall be of no force and effect (and void ab initio) if the Committee makes an adverse determination; provided, however, that if the Committee finds in favor of the Optionee then the Optionee will be deemed to have exercised such Option as of the date he or she originally gave written notice of his or her attempt to exercise or actual exercise, as the case may be. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company or a Subsidiary shall be final, binding and conclusive. No decision of the Committee, however, shall affect in any manner the finality of the discharge of such Optionee by the Company or a Subsidiary.

         17.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

         The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or preference stock, whether or not convertible into the Stock or other securities, ranking prior to the Stock or affecting the rights thereof, or warrants, rights or options to acquire the same, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

         The number of shares of Stock in the Option Pool (less the number of shares theretofore delivered upon exercise of Options) and the number of shares of Stock covered by any outstanding Option and the price per share payable upon exercise thereof (provided that in no event shall the option price be less than the par value of such shares) shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Stock resulting from any subdivision, split, combination or consolidation of shares of Stock or the payment of a dividend in shares of Stock or other securities of the Company on the Stock. The decision of the Board as to the adjustment, if any, required by the provisions of this Section shall be final, binding and conclusive.

         If the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Optionees will be entitled to acquire shares of Stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

         Except as otherwise provided in the preceding paragraph, if the Company is merged or consolidated with another corporation, whether or not the Company is the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised Options remain outstanding under the Plan, or in other circumstances in which the Board in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply, (a) subject to the provisions of clause (c) below, after the effective date of such merger, consolidation, liquidation, sale or other event (in each case, an "Applicable Event"), as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Stock, such stock or other securities or property as he or she would have received had he or she exercised such Option immediately prior to the Applicable Event; (b) the Board may, in its sole and absolute discretion, waive, generally or in one or more specific cases, any limitations imposed pursuant to Section 9 or Section 19 so that some or all Options from and after a date prior to the effective date of such Applicable Event, specified by the Board, in its sole and absolute discretion, shall be exercisable in full; and (c) except as otherwise provided in any Option Agreement, all outstanding and unexercised Options may, in its sole and absolute discretion, be cancelled by the Board as of the effective date of any such Applicable Event; provided, however, that notice of any such cancellation shall be given to each holder of an Option not less than thirty
(30) days preceding the effective date of such Applicable Event and all such Options shall be fully exercisable during such thirty (30) day period; and provided further, however, that the Board may, in its sole and absolute discretion, waive, generally or in one or more specific instances, any limitations imposed pursuant to Section 9 or Section 19 with respect to any Option so that such Option shall be exercisable in full or in part, as the Board may, in its sole and absolute discretion, determine, during such thirty (30) day period.

         Except as expressly provided herein, the issue by the Company of shares of Stock or other securities of any class or series or securities convertible into or exchangeable or exercisable for shares of Stock or other securities of any class or series for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

         18.  AMENDMENT OR TERMINATION OF PLAN

         The Board may, in its sole and absolute discretion, modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not (a) materially increase the benefits accruing to Optionees under the Plan or make any "modifications" as that term is defined under Section 424(h)(3) (or its successor) of the Code if such increase in benefits or modifications would adversely affect (i) the availability to the Plan of the protections of Rule 16b-3 under Section 16(b) of the Exchange Act, if applicable to the Company, or (ii) the qualification of the Plan or any Options for "incentive stock option" treatment under Section 422 of the Code; (b) change the aggregate number of shares of Stock which may be issued under Options pursuant to the provisions of the Plan or the aggregate number of shares of Stock which may be issued to any single employee under Options, except as provided in Section 17; or (c) change the class of employees eligible to receive Options. Notwithstanding the preceding sentence, the Board shall in all events have the power and authority to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an incentive stock option or such other stock option as may be defined under the Code, as amended from time to time, so as to receive preferential federal income tax treatment. Notwithstanding other provisions of this Section 18, no amendment shall adversely affect outstanding Options, and no termination shall terminate outstanding Options, without the consent of the Optionee.

         19.  CERTAIN RIGHTS OF THE COMPANY

         The Committee may, in its sole and absolute discretion, also require a key employee or other person, as a condition to receiving any Option, to enter into a noncompetition agreement or other agreement in such form as the Committee may, from time to time in its sole and absolute discretion, determine.

         20.  EFFECTIVE DATE AND DURATION OF THE PLAN

         The Plan shall become effective and shall be deemed to have been adopted as of July 1, 1995, subject only to ratification by (a) the holders of a majority of the outstanding shares of capital stock present, or represented, and entitled to vote thereon (voting as a single class) at a duly held meeting of the shareholders of the Company within twelve (12) months after such date. Unless the Plan shall have terminated earlier, the Plan shall terminate on the tenth (10th) anniversary of its effective date, and no Option shall be granted pursuant to the Plan after the day preceding the tenth (10th) anniversary of its effective date. Options which are conditioned upon such ratification of the Plan by the shareholders of the Company may be granted prior to such ratification.

                                          EXHIBIT 1 to 1995 Stock Option Plan


                             KEY ENERGY GROUP, INC.
                         ------------------------------

                             Stock Option Agreement

                           Option Certificate: No. ___
                         ------------------------------

Specific Terms of the Option

         Subject to the terms and conditions hereinafter set forth and the terms and conditions of the Key Energy Group, Inc. 1995 Stock Option Plan (the "Plan"), Key Energy Group, Inc., a Maryland corporation (the "Company" which term shall include, unless the context otherwise clearly requires, all Subsidiaries [as defined in the Plan] of the Company), hereby grants the following option to purchase Common Stock, par value $.10 per share (the "Stock"), of the Company:

1.   Name of Person to Whom the Option is Granted (the "Optionee"):____________.

2.   Date of Grant of Option:_________________.

3.   An Option for ______ Shares of Stock.

4.   Option Exercise Price (per Share):  $______.

5.   Term of Option:    Subject to Section 9 below, this Option expires at
                          5:00 p.m. Eastern Time on _______________, 20__.

6.   Exercise Schedule: Subject to the provisions of Section 9 below, this
                          Option will be  exercisable as follows:

KEY ENERGY GROUP, INC.


By:_______________________                      _______________________
Title:____________________                      (Signature of Optionee)

                                                Date:___________________

                                                Optionee's Address:
                                                ________________________
                                                ________________________
                                                ________________________


OTHER TERMS OF THE OPTION

         WHEREAS, the Board of Directors (the "Board") has authorized the grant of stock options upon certain terms and conditions set forth in the Plan and herein; and

         WHEREAS, the Compensation Committee (the "Committee") has authorized the grant of this stock option pursuant and subject to the terms of the Plan, a copy of which is available from the Company and is hereby incorporated herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Company and the Optionee, intending to be legally bound, covenant and agree as set forth on the first page hereof and as follows:

         7. Grant. Pursuant and subject to the Plan, the Company does hereby grant to the Optionee a stock option (the "Option") to purchase from the Company the number of shares of Stock set forth in Section 3 on the first page hereof upon the terms and conditions set forth in the Plan and upon the additional terms and conditions contained herein. This Option is [an incentive] [a nonqualified] stock option and [is] [is not] intended to qualify for special federal income tax treatment as an "incentive stock option" pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         8. Option Price. This Option may be exercised at the option price per share of Stock set forth in Section 4 on the first page hereof, subject to adjustment as provided herein and in the Plan.

         9. Term and Exercisability of Option. This Option shall expire on the date determined pursuant to Section 5 on the first page hereof and shall be exercisable prior to that date in accordance with and subject to the conditions set forth in the Plan (including but not limited to Section 16 of the Plan) and those conditions, if any, set forth in Section 6 on first page hereof. If before this Option has been exercised in full, the Optionee ceases to be an employee of the Company for any reason other than a termination for a reason specified in
Section 16 of the Plan, the Optionee may exercise this Option to the extent that he or she might have exercised it on the date of termination of his or her employment, but only during the period ending on the earlier of (a) the date on which the Option expires in accordance with Section 5 of this Agreement or (b) three (3) months after the date of termination of the Optionee's employment with the Company. If the Optionee dies before the date of expiration of this Option and while in the employ of the Company or during the three month period described in the preceding sentence, or in the event of the retirement of the Optionee for reasons of disability (within the meaning of Code ss. 22(e)(3)), the Option shall terminate on the earlier of such date of expiration or one year following the date of such death or disability retirement. If the Optionee dies before this Option has been exercised in full, the personal representative of the Optionee may exercise this Option as set forth in the preceding sentence.

         10. Method of Exercise. To the extent that the right to purchase shares of Stock has accrued hereunder, this Option may be exercised from time to time by written notice to the Company substantially in the form attached hereto as Exhibit A, stating the number of shares with respect to which this Option is being exercised, and accompanied by payment in full of the option price for the number of shares to be delivered, by means of payment acceptable to the Company in accordance with Section 10 of the Plan. Subject to the Plan and to Section 13 hereof, as soon as practicable after its receipt of such notice, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise this Option), deliver to the Optionee (or other person entitled to exercise this Option), at the principal executive offices of the Company or such other place as shall be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued shares or reacquired shares of its Stock as the Company may elect; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of law. Payment of the option price may be made in cash or cash equivalents or otherwise in accordance with the terms and conditions of Section 10 of the Plan; provided, however, that the Board reserves the right upon receipt of any written notice of exercise from the Optionee to require payment in cash with respect to the shares contemplated in such notice. If the Optionee (or other person entitled to exercise this Option) fails to pay for and accept delivery of all of the shares specified in such notice upon tender of delivery thereof, his or her right to exercise this Option with respect to such shares not paid for may be terminated by the Company.

         11. Forfeiture; Restrictions on Exercise. This Option may be subject to forfeiture upon the occurrence of the events specified in Section 16 of the Plan or restrictions on exercise upon the occurrence of events specified in Section 9 of the Plan.
         12. Nonassignability of Option Rights. This Option shall not be assignable or transferable by the Optionee except by will or by the laws of descent and distribution. [If you want to grant transferable NSOs, add: [; provided, however, that the Optionee may transfer Options to members of his or her immediate family (or to trusts or partnerships for the benefit of such persons) by gift]].. During the life of the Optionee, this Option shall be exercisable only by him or her.

         13. Compliance with Securities Act. The Company shall not be obligated to sell or issue any shares of Stock or other securities pursuant to the exercise of this Option unless the shares of Stock or other securities with respect to which this Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. In the event shares or other securities shall be issued which shall not be so registered, the Optionee hereby represents, warrants and agrees that he or she will receive such shares or other securities for investment and not with a view to their resale or distribution, and will execute an appropriate investment letter satisfactory to the Company and its counsel.

         14. Legends. The Optionee hereby acknowledges that the stock certificate or certificates evidencing shares of Stock or other securities issued pursuant to any exercise of this Option will bear a legend setting forth the restrictions on their transferability described in Section 13 hereof, in
Section 13 of the Plan, and under any applicable agreements between the Optionee and the Company or any of its stockholders.

         15. Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of Stock or other securities covered by this Option until the date of issuance of a certificate to him or her for such shares or other securities. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         16. Certain Agreements. The Optionee agrees, at the request of the Company, to enter into a noncompetition agreement substantially in the form heretofore furnished to the Optionee.

         17. Withholding Taxes. The Optionee hereby agrees, as a condition to any exercise of this Option, to provide to the Company an amount sufficient to satisfy its obligation to withhold certain federal, state and local taxes arising by reason of such exercise (the "Withholding Amount") by (a) authorizing the Company to withhold the Withholding Amount from his or her cash compensation, or (b) remitting the Withholding Amount to the Company in cash, [or (c) with the consent of the Committee, in its discretion, by withholding from shares of Stock to be delivered upon exercise of the Option that number of shares having a fair market value, on the date of exercise, sufficient to eliminate any deficiency in the Withholding Amount]; provided, however, that to the extent that the Withholding Amount is not provided by one or a combination of such methods, the Company in its sole and absolute discretion may refuse to issue such shares of Stock.

         18. Termination or Amendment of Plan. The Board may in its sole and absolute discretion at any time terminate or from time to time modify and amend the Plan, but no such termination or amendment will adversely affect rights and obligations under this Option without the consent of the Optionee.

         19. Effect Upon Employment. Nothing in this Option or the Plan shall be construed to impose any obligation upon the Company to employ or retain in its employ, or continue its involvement with, the Optionee.

         20. Time for Acceptance. Unless the Optionee shall evidence his or her acceptance of this Option by execution of this Agreement within seven (7) days after its delivery to him or her, the Option and this Agreement shall be null and void.

         21.  General Provisions.

                  (a) Amendment; Waivers. This Agreement, including the Plan, contains the full and complete understanding and agreement of the parties hereto as to the subject matter hereof and may not be modified or amended, nor may any provision hereof be waived, except by a further written agreement duly signed by each of the parties. The waiver by either of the parties hereto of any provision hereof in any instance shall not operate as a waiver of any other provision hereof or in any other instance.

                  (b) Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent provided herein and in the Plan, their respective heirs, executors, administrators, representatives, successors and assigns.

                  (c) Construction. This Agreement is to be construed in accordance with the terms of the Plan. In case of any conflict between the Plan and this Agreement, the Plan shall control. The titles of the sections of this Agreement and of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.

                  (d) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the United State of America and the law (other than the law governing conflict of law questions) of the State of Maryland except to the extent the laws of any other jurisdiction are mandatorily applicable.

                  (e) Notices. Any notice in connection with this Agreement shall be deemed to have been properly delivered if it is in writing and is delivered in hand or sent by registered or certified mail, return receipt requested, to the party addressed as follows, unless another address has been substituted by notice so given:

         To the Optionee:           To his or her address as
                                     listed on the books of the Company.

         To the Company:            Key Energy Group, Inc.
                                    257 Livingston Avenue
                                    New Brunswick, NJ  08901
                                    Attention: Francis D. John, President

                                    Copy to:

                                    Sullivan & Worcester
                                    One Post Office Square
                                    Boston, MA  02109
                                    Attention:  Lena G. Goldberg

                  (f) Definition. As used herein, a "change of control" means that any of the following events has occurred:

                  (I) Any person (as defined in Section 3(a)(9) of the 1934 Act (or any successor provision), other than the Company, is the beneficial owner directly or indirectly of more than twenty-five percent (25%) of the outstanding Common Stock of the Company, determined in accordance with Rule 13d-3 under the 1934 Act (or any successor provision), or otherwise becomes entitled to vote more than twenty-five percent (25%) of the voting power entitled to be cast at elections for directors ("Voting Power") of the Company, or in any event such lower percentage as may at any time be provided for in any similar provision for any director or officer of the Company or of any Subsidiary approved by the Board;

                  (II) If the Company is subject to the  reporting  requirements of Section 13 or 15(d) (or any successor provision) of the 1934 Act, any person (as defined in Section 3(a)(9) of the 1934 Act), other than the Company, shall purchase shares pursuant to a tender offer or exchange offer to acquire Common Stock of the Company (or securities convertible into or exchangeable for or exercisable for Common Stock) for cash, securities or any other consideration, provided that after consummation of the offer, the person in question is the beneficial owner, directly or indirectly, of more than twenty-five percent (25%) of the outstanding Common Stock of the Company, determined in accordance with Rule 13d-3 under the 1934 Act (or any successor provision) or such lower percentage as may at any time be provided for in any similar provision for any director or officer of the Company or of any Subsidiary approved by the Board;

                  (III) The stockholders or the Board shall have approved any consolidation or merger of the Company in which (i) the Company is not the continuing or surviving corporation unless such merger is with a Subsidiary at least eighty percent (80%) of the Voting Power of which is held by the Company or (2) pursuant to which the holders of the Company's shares of Common Stock immediately prior to such merger or consolidation would not be the holders immediately after such merger or consolidation of at least a majority of the Voting Power of the Company or such lower percentage as may at any time be provided for in any similar provision for any director or officer of the Company or of any Subsidiary approved by the Board;

                  (IV) The stockholders or the Board shall have approved any sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets of the Company; or

                  (V) Upon the election of one or more new directors of the Company, a majority of the directors holding office, including the newly elected directors, were not nominated as candidates by a majority of the directors in office immediately before such election.

         As used in this definition of "change of control", "Common Stock" means the Common Stock, or if changed, the capital stock of the Company as it shall be constituted from time to time entitling the holders thereof to share generally in the distribution of all assets available for distribution to the Company's stockholders after the distribution to any holders of capital stock with preferential rights.

                                         EXHIBIT A to Stock Option Agreement

                       [FORM FOR EXERCISE OF STOCK OPTION]


Key Energy Group, Inc.
[Address as specified in Section 20(e)
of the Option Agreement]


    RE:  Exercise of Option under Key Energy Group, Inc. 1995 Stock Option Plan

Gentlemen:

         Please take notice that the undersigned hereby elects to exercise the stock option granted to __________________ on _______________, ____ by and to
the extent of purchasing shares of Common Stock, par value $.10 per share, of Key Energy Group, Inc. (the "Company") for the option price of $__________ per share, subject to the terms and conditions of the Stock Option Agreement between ______________ and the Company dated as of ___________, ____ (the "Option
Agreement").

         The undersigned encloses herewith payment, in cash or in such other property as is permitted under the Plan, of the purchase price for said shares. If the undersigned is making payment of any part of the purchase price by delivery of shares of Common Stock of the Company, he or she hereby confirms that he or she has investigated and considered the possible income tax consequences to him or her of making such payments in that form. The undersigned hereby agrees to provide the Company an amount sufficient to satisfy the obligation of the Company to withhold certain taxes, as provided in Section 16 of the Option Agreement.

         The undersigned hereby specifically confirms to Key Energy Group, Inc. that he or she is acquiring said shares for investment and not with a view to their sale or distribution, and that said shares shall be held subject to all of the terms and conditions of said Stock Option Agreement.

                                   Very truly yours,

Date _______________
                                   (Signed by __________ or other party duly exercising option)

                                         EXHIBIT 2 to 1995 Stock Option Plan


           [FORM OF TERM NOTE IN PAYMENT OF EXERCISE PRICE OF OPTIONS]

                                 PROMISSORY NOTE


$_____________                                               Date:__________


         FOR VALUE RECEIVED, the undersigned (the "Payor") hereby promises to pay to the order of Key Energy Group, Inc. (the "Payee") at the principal office of Payee in New Brunswick, New Jersey ON DEMAND and in any event on or before
_____________,   ____   the  sum  of   _________________________________________
($__________) with interest from the date hereof on the principal amount hereof from time to time unpaid at the rate of ___ percent (__%) per annum. Interest on the outstanding principal amount hereof shall be due and payable monthly on the last business day of each month in each year during the term of this Note, and at maturity commencing __________. The Payor authorizes the Payee to withhold such interest from his regular monthly or other salary payment or other compensation and to apply such withheld amount to interest due hereon and also agrees to execute such instruments and other documents as the Payee may from time to time request to reflect such right of withholding. [The Payor shall on __________ of each year, commencing in ____, pay an amount equal to ___ percent (___%) of the original principal amount of this Note, together with all accrued and unpaid interest thereon, until all amounts due hereunder are paid in full.]

         All payments on this Note shall be first applied against accrued but unpaid interest to the extent thereof, and then to the outstanding principal amount.

         The Payor shall have the right to prepay the  principal  amount of this
Note in whole or in part at any time without penalty, but together with all but unpaid accrued interest on the outstanding principal amount. [No such prepayment shall affect the obligation of the Payor to make the payments required by the last sentence of the first paragraph of this Note, until all amounts due hereunder are paid in full.]

         Payor shall pay principal, interest, and other amounts under, and in accordance with the terms of, this Note, free and clear of and without deduction for any and all present and future taxes, levies, imposts, deductions, charges, withholdings, and all liabilities with respect thereto, excluding taxes measured by income.

         Should the indebtedness evidenced by this Note or any part thereof be collected by legal action, or in bankruptcy, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, Payor agrees to pay, upon demand by Holder, in addition to principal and interest and other sums, if any, due and payable hereon, court costs and reasonable attorneys' fees and other reasonable collection charges, to the maximum extent permitted by applicable law.

         This Note represents the obligation of the Payor to pay on an installment basis the balance of the purchase price of shares of Common Stock of the Payee to be issued to the Payor promptly after the date hereof (the "Shares"), plus interest on such purchase price, pursuant to a stock option granted pursuant to the Stock Option Agreement dated __________, 199_ (the "Agreement").

         Upon the occurrence of any of the following events (an "acceleration event"):

                  (a) Failure of the Payor to perform or observe any of his obligations under this Note or the Agreement, or acceleration of the payor's obligation to make payment of the purchase price of the Shares pursuant to the provisions of the Agreement; or

                  (b) Commencement of voluntary or involuntary proceedings in respect of the Payor under any federal or state bankruptcy, insolvency, receivership or other similar law; or

                  (c) Termination of the Payor's employment by or involvement with the Payee;

then, and in any such event, the holder of this Note at its election may forthwith declare the entire principal amount of this Note, together with accrued interest thereon, immediately due and payable, and this Note shall thereupon forthwith become so due and payable without presentation, protest or further demand or notice of any kind, all of which are expressly waived.

         The Payor hereby waives the presentment, demand, notice of protest and all other demands and notices in connection with delivery, acceptance, performance, default or enforcement hereof. No delay or omission on the part of the holder of this Note in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder, no course of dealing between the Payor and the holder shall operate as a waiver of any of the holder's rights hereunder unless set forth in a writing signed by the holder, and a waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. The Payor further agrees to pay the costs, fees and expenses (including reasonable attorneys' fees) of collection and enforcement of this Note.

         Any provision of this Note to the contrary notwithstanding, changes in or additions to this Note may be made, or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the consent in writing of Holder and Payor, and each such change, addition or waiver shall be binding upon each future holder of the Note and Payor. Any consent may be given subject to satisfaction of conditions stated therein.

         This Note shall be binding upon and shall inure to the benefit of the Payor and the Payee and their respective successors and assigns, including, without limitation, successors by operation of law pursuant to any merger, consolidation or sale of assets involving any of the parties.


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

         This Note shall be deemed to be a contract made under and to be construed in accordance with and governed by the applicable law of the United States of America and the laws (other than the law governing conflict of law matters) of the State of _______________.

         If the last or appointed day for taking of any action required or permitted hereby (other than the payment of principal of or interest or premium, if any, hereon) shall be a Saturday, Sunday or legal holiday in New Brunswick, New Jersey, or a day on which banking institutions in New Brunswick, New Jersey are authorized by law or executive order to close, then such action may be taken on the next succeeding business day for banking institutions in such city.

         This Note is executed as, and shall be effective as, a sealed instrument and shall be binding upon the estate and any successor of the Payor.


Witness:________________                      ____________________
                                              Payor



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